SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                      (Date of earliest event reported):

                               September 15, 1998

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                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-8002                    04-2209186
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)


81 Wyman Street
Waltham, Massachusetts                                        02454
(Address of principal executive offices)                    (Zip Code)


                                (781) 622-1000
                         (Registrant's telephone number
                              including area code)



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Item 5.     Other Events

      On September 15, 1998, Thermo Electron Corporation ("Thermo Electron") issued a press release announcing that its Chief Financial Officer, John N. Hatsopoulos, will retire as of January 1, 1999. Succeeding him in that role will be Theo Melas-Kyriazi, currently Vice President of Corporate Strategy. Mr. Hatsopoulos will continue to serve as non-executive Vice Chairman of Thermo Electron's board of directors.






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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 15th day of September, 1998.



                                          THERMO ELECTRON CORPORATION


                                          By: /s/ Kenneth J. Apicerno
                                             Kenneth J. Apicerno
                                             Treasurer